SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     May 15, 2002
                                                 ------------------------------


                        CNH CAPITAL RECEIVABLES INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


        Delaware                     333-38040                  39-1995297
-------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)



100 South Saunders Road, Lake Forest                               60045
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code     (847) 735-9200
                                                   ---------------------------



       (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         In the Prospectus Supplement dated May 20, 2002, issued under Registration Statement No. 333-38040, the Registrant stated that, following the end of the pre-funding period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the aggregate characteristics of all of the receivables in CNH Equipment Trust 2002-A after the addition of the additional receivables. Following below is such information:



                  Composition of the Receivables as of the End of the Pre-Funding Period


                 Aggregate
 Number of      Statistical         Weighted Average     Weighted Average     Average Statistical
Receivables    Contract Value        Remaining Term       Original Term         Contract Value
-----------    --------------        --------------       -------------         --------------
  39,164      $1,014,815,890.56       46.1 months          50.0 months            $25,911.96




                         Distribution by Receivable Type of the Receivables Pool

                                                                                          Percent of
                                                                                          Aggregate
                                                  Number of     Aggregate Statistical     Statistical
Receivable Type                                  Receivables       Contract Value        Contract Value
---------------                                  -----------       --------------        --------------
Retail Installment Contracts...................    39,164         $1,014,815,890.56          100.00%




                              Distribution by Contract Annual Percentage Rate
                         of the Receivables as of the End of the Pre-Funding Period

                                                                                          Percent of
                                                                                          Aggregate
                                                  Number of     Aggregate Statistical     Statistical
Contract APR Range                               Receivables       Contract Value        Contract Value
------------------                               -----------       --------------        --------------
0.000% to 0.999%...............................     6,840          $ 157,780,371.83           15.55%
1.000% to 1.999%...............................     1,757             32,750,620.62            3.23
2.000% to 2.999%...............................     2,116             66,383,925.11            6.54
3.000% to 3.999%...............................     3,100             83,297,669.02            8.21
4.000% to 4.999%...............................     2,551             72,156,776.62            7.11
5.000% to 5.999%...............................     5,652            152,928,403.52           15.07
6.000% to 6.999%...............................     3,730            154,962,695.17           15.27
7.000% to 7.999%...............................     6,264            198,188,519.53           19.53
8.000% to 8.999%...............................     4,573             71,562,531.22            7.05
9.000% to 9.999%...............................     1,616             18,080,936.38            1.78
10.000% to 10.999%.............................       787              5,674,528.91            0.56
11.000% to 11.999%.............................       124                730,544.98            0.07
12.000% to 13.999%.............................        54                318,367.65            0.03
                                                   ------         -----------------          ------
Total:.........................................    39,164         $1,014,815,890.56          100.00%
                                                   ======         =================          ======

                                                                                               Page 2


                                  Distribution by Equipment Type of the
                           Receivables as of the End of the Pre-Funding Period


                                                                                          Percent of
                                                                                          Aggregate
                                                  Number of     Aggregate Statistical     Statistical
Type                                             Receivables       Contract Value        Contract Value
----                                             -----------       --------------        --------------
Agricultural
  New...................................            16,012           368,434,489.20           36.31
  Used..................................            12,950           353,158,755.14           34.80
Construction
  New...................................             7,460           231,716,055.22           22.83
  Used..................................             2,742            61,506,591.00            6.06
                                                   -------        -----------------          ------
    Total:..............................            39,164        $1,014,815,890.56          100.00%
                                                   =======        =================          ======




                                 Distribution by Payment Frequency of the
                           Receivables as of the End of the Pre-Funding Period


                                                                                          Percent of
                                                                                          Aggregate
                                                  Number of     Aggregate Statistical     Statistical
Frequency                                        Receivables       Contract Value        Contract Value
---------                                        -----------       --------------        --------------
Annually (1)............................            15,297          $468,023,185.08           46.12%
Semi-Annually...........................             1,266            32,601,954.52            3.21
Quarterly...............................               325             7,857,084.58            0.77
Monthly.................................            21,240           450,168,385.64           44.36
Irregular...............................             1,036            56,165,280.74            5.53
                                                    ------        -----------------          ------
Total:..................................            39,164        $1,014,815,890.56          100.00%
                                                    ======        =================          ======






-----------
(1) Approximately 12.63%, 12.25%, 17.60%, 6.87%, 0.28%, 0.73%, 0.79%, 0.28%,
0.39%, 8.78%, 19.60% and 19.81% of the annual receivables have scheduled payments within the collection periods relating to the payment dates in
January, February, March, April, May, June, July, August, September,
October, November and December, respectively.


                                                                        Page 3



                        Distribution by Current Statistical Contract Value of the
                           Receivables as of the End of the Pre-Funding Period


                                                                                          Percent of
                                                                                          Aggregate
                                                  Number of     Aggregate Statistical     Statistical
Statistical Contract Value Range                 Receivables       Contract Value        Contract Value
--------------------------------                 -----------       --------------        --------------
Up to $4,999.99...........................          3,603            $11,428,457.41            1.13%
$5,000.00 to $9,999.99....................          6,617             49,795,820.44            4.91
$10,000.00 to $14,999.99..................          7,101             88,697,667.97            8.74
$15,000.00 to $19,999.99..................          5,826            100,607,895.08            9.91
$20,000.00 to $24,999.99..................          3,573             79,653,043.64            7.85
$25,000.00 to $29,999.99..................          2,209             60,292,751.73            5.94
$30,000.00 to $34,999.99..................          1,664             53,728,992.35            5.29
$35,000.00 to $39,999.99..................          1,335             49,871,252.58            4.91
$40,000.00 to $44,999.99..................          1,109             46,942,737.60            4.63
$45,000.00 to $49,999.99..................          1,027             48,691,716.07            4.80
$50,000.00 to $54,999.99..................            894             46,739,504.79            4.61
$55,000.00 to $59,999.99..................            721             41,285,005.79            4.07
$60,000.00 to $64,999.99..................            543             33,835,327.53            3.33
$65,000.00 to $69,999.99..................            429             28,832,334.39            2.84
$70,000.00 to $74,999.99..................            341             24,605,137.51            2.42
$75,000.00 to $99,999.99..................          1,067             91,891,996.42            9.06
$100,000.00 to $199,999.99................          1,006            126,502,451.45           12.47
$200,000.00 to $299,999.99................             71             17,008,466.08            1.68
$300,000.00 to $499,999.99................             18              6,663,456.16            0.66
$500,000.00 to $699,999.99................              6              3,509,896.68            0.35
$700,000.00 and over......................              4              4,231,978.89            0.42
                                                   ------         -----------------          ------
Total:   .................................         39,164         $1,014,815,890.56          100.00%
                                                   ======         =================          ======









                                                                                              Page 4


                                      Geographic Distribution of the
                           Receivables as of the End of the Pre-Funding Period

                                                                                          Percent of
                                                                                          Aggregate
                                                  Number of     Aggregate Statistical     Statistical
Statistical Contract Value Range                 Receivables       Contract Value        Contract Value
--------------------------------                 -----------       --------------        --------------
Alabama.................................             399              $7,911,777.53             0.78%
Alaska..................................              19                 573,011.80             0.06
Arizona.................................             291              10,159,841.01             1.00
Arkansas................................           1,020              26,200,599.53             2.58
California..............................           1,382              45,311,608.38             4.47
Colorado................................             515              16,099,406.99             1.59
Connecticut.............................             221               5,758,973.48             0.57
Delaware................................             156               4,243,363.91             0.42
District of Columbia....................               2                  45,516.05             0.00
Florida.................................             744              17,824,277.66             1.76
Georgia.................................           1,291              27,128,873.21             2.67
Hawaii..................................              46               1,458,385.05             0.14
Idaho...................................             550              18,015,098.71             1.78
Illinois................................           1,987              64,838,528.39             6.39
Indiana.................................           1,644              48,434,494.23             4.77
Iowa....................................           1,853              71,303,828.03             7.03
Kansas..................................           1,026              28,704,885.07             2.83
Kentucky................................           1,097              21,852,234.30             2.15
Louisiana...............................             580              16,170,731.80             1.59
Maine...................................             129               2,403,165.00             0.24
Maryland................................             610              13,337,060.53             1.31
Massachusetts...........................             146               3,312,392.80             0.33
Michigan................................           1,226              28,680,258.19             2.83
Minnesota...............................           1,932              54,965,762.48             5.42
Mississippi.............................             542              14,350,607.75             1.41
Missouri................................           1,331              30,846,292.03             3.04
Montana.................................             358              10,285,934.99             1.01
Nebraska................................             987              32,301,849.67             3.18
Nevada..................................             134               5,256,234.36             0.52
New Hampshire...........................             140               3,221,416.13             0.32
New Jersey..............................             456              11,970,782.71             1.18
New Mexico..............................             158               4,398,480.83             0.43
New York................................           1,541              31,699,256.87             3.12
North Carolina..........................           1,044              24,046,927.16             2.37
North Dakota............................             478              14,776,644.97             1.46
Ohio....................................           1,476              31,632,783.76             3.12
Oklahoma................................             587              13,353,949.95             1.32
Oregon..................................             501              14,976,486.28             1.48
Pennsylvania............................           1,693              36,660,119.11             3.61
Rhode Island............................              23                 601,771.77             0.06
South Carolina..........................             633              11,906,075.10             1.17
South Dakota............................             942              24,003,822.50             2.37
Tennessee...............................             999              21,601,001.05             2.13
Texas...................................           2,556              57,473,261.42             5.66
Utah....................................             228               5,392,560.64             0.53
Vermont.................................             198               4,155,869.24             0.41
Virginia................................             848              15,745,393.00             1.55
Washington..............................             545              14,951,604.08             1.47
West Virginia...........................             167               3,591,038.47             0.35
Wisconsin...............................           1,603              36,360,191.48             3.58
Wyoming.................................             130               4,521,461.11             0.45
                                                  ------          -----------------           ------
Total:..................................          39,164          $1,014,815,890.56           100.00%
                                                  ======          =================           ======


(1) Based upon billing addresses of the obligors



                                                                                               Page 5

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CNH CAPITAL RECEIVABLES INC.
                                             (Registrant)


                                          By:  /s/ Alberto Fornaro
                                              -------------------------------
                                          Name:  Alberto Fornaro
                                          Title: Vice President & Treasurer



Dated: May 15, 2002





















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